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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 24, 2005
                                                 -------------
                    PURADYN FILTER TECHNOLOGIES INCORPORATED
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                       0-29192               14-1708544
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(State or other jurisdiction           (Commission           (IRS Employer
       of incorporation)                File Number)         Identification No.)

2017 High Ridge Road, Boynton Beach, Florida                       33426
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  (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code      561-547-9499
                                                        ------------------------

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

         On April 28, 2005, Puradyn Filter Technologies Incorporated ("Puradyn") received a letter from the American Stock Exchange (the "Exchange") notifying it that Puradyn currently did not meet certain of the Exchange's continuing listing standards as set forth in the Exchange's Company Guide. Specifically, the Exchange advised Puradyn that it was not in compliance with Section 1003(a)(i) of the Exchange's Company Guide based on Puradyn's recent financial statements reflecting stockholders' equity of less than $2,000,000 as well as losses from continuing operations and/or net losses in two if its three most recent years, as well as Section 1003(a)(ii) of the Exchange Company Guide based on Puradyn having stockholders' equity of less than $4,000,000 and losses from continuing operations and/or net losses in three of its most recent four years.

         On June 24, 2005 Puradyn's Board of Directors approved a resolution to voluntarily withdraw Puradyn's common stock from listing on the Exchange. The Board's decision was based upon a determination that Puradyn would not be able to timely comply with the Exchange's ongoing financial compliance standards under Section 1003 of the Exchange's Company Guide, as well as the ongoing costs of compliance with the Exchange's requirements, including the provisions of the Sarbanes-Oxley Act of 2002 as they apply to Exchange listed company, and the requirement to either limit the amount of financing of its previously announced financing or to incur additional costs and defer receipt of the financing pending stockholder approval as required by the Exchange's rules.

         Puradyn has submitted an application to the SEC pursuant to Section 12(d) of the Securities Exchange Act of 1934 for the voluntarily withdraw the listing of its common stock from the Exchange and has provided the Exchange with a copy of the application.

         Puradyn continues to be required to file reports with the SEC under
Section 13 of the Securities Exchange Act of 1934, including quarterly and annual reports, and its common stock is expected in the ordinary course to be included for quotation on the OTC Bulletin Board.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

99.1 Press release dated June 29, 2005 regarding the request for voluntary withdrawal of the common stock from the American Stock Exchange.

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

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PURADYN FILTER TECHNOLOGIES
                                          INCORPORATED.

Date:  June 29, 2005                      By:  /s/ Richard C. Ford
                                               -----------------------
                                               Richard C. Ford,
                                               Chief Executive Officer

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